Exhibit 32.2


                                  CERTIFICATION

         In connection with the Annual Report of GPC Capital Corp. II on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Hamilton, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that :

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GPC Capital Corp. II.


Date: March 25, 2004



                                By:  /s/ John E. Hamilton
                                     John E. Hamilton
                                     Vice President, Secretary and Assistant
                                     Treasurer and Director
                                     (chief financial officer)




















































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